Exhibit 10.15

SUBSCRIPTION AGREEMENT

This Agreement is made as of the ___ day of ___________, 2007 and between the undersigned subscriber (the “Subscriber”) and Pacific Copper Corp. a Delaware corporation (the “Corporation”).

RECITAL

The Subscriber desires to subscribe for and purchase from the Corporation and the Corporation desires to issue to the Subscriber Units of the Corporation in accordance with the terms and conditions of this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the Corporation and the Subscriber hereby agree as follows:

1.
Subscription. The Subscriber shall purchase, and the Corporation shall issue, _____________ units of the Corporation (the “Units”) for the price of $___________ (U.S. funds) (the “Purchase Price”). Each Unit shall consist of one common share (the “Share(s)”) and one half a common share purchase warrant (the “Warrant(s)”), Each full Warrant will be exercisable for one common share at $0.75 (US funds) per share on or before April 30, 2009. Except as required by law, subsequent to delivery of this Agreement, the subscription evidenced hereby is irrevocable.

2.	Payment of Purchase Price.

a.
The Subscriber submits herewith a bank draft or certified check for the full Purchase Price payable to Pacific Copper Corp. and delivers to the Corporation the attached hereto as Exhibit A and such other documents and instruments as may be reasonably required by the Corporation.

b.	The “Closing” means the transactions relating to the sale and purchase of the Units, which will take place on receipt of the items referred to in (a) above.

3.	Representations by Subscriber. The Subscriber represents and warrants to the Corporation as follows:

a.	He is acquiring the Units for his own account as principal, for investment and not with a view to resale or distribution. Immediately prior to purchasing the Units:

i.
he is an “accredited investor” as that term is defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”) or if a Canadian citizen under National Policy 45-106 or he has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks involved in purchasing the Units; and

ii.
he is able to bear the economic risk of purchasing the Units (i.e., at the time of purchasing the Units he could afford a complete loss without having his standard of living materially affected thereby).

b.
He has been informed as to, and is familiar with, the business activities of the Corporation and its affiliates, and has had an opportunity and proceeded, or waived the opportunity, to (i) review the books and records of the Corporation and its affiliates and to ask questions of, and receive answers from, appropriate representatives of the Corporation and its affiliates concerning the Corporation and its affiliates and the terms and conditions of this Agreement, and (ii) obtain and review all additional information relating to the history and proposed business plan of the Corporation and its affiliates that he deems necessary.

c.
He fully understands that this offering has not been registered under the Securities Act in reliance upon exemptions therefrom, and, accordingly, to the extent that he is not supplied with the information which would have been contained in a registration statement filed under the Securities Act, he must rely on his own access to such information.

d.
He has had an opportunity to obtain and has obtained a general and complete understanding satisfactory to him of the Corporation, its affiliates and their services, potential assets, finances, and manner of doing business sufficient to permit him to evaluate (i) the Corporation and its prospects and (ii) the risks and merits of purchasing the Units.

e.
He (i) recognizes that purchasing the Units involves risk, (ii) has carefully considered whether purchasing the Units is appropriate for him, and (iii) has obtained such individual financial, tax and legal advice as he deems necessary or appropriate to fully understand the risks involved and to evaluate an investment in the Units.

f.
He recognizes that he must bear the economic risk involved in purchasing the Units for an indefinite period of time because, among other reasons, the Units or the underlying Shares or Warrant Shares have not been registered under the Securities Act and therefore cannot be sold, pledged, assigned or otherwise disposed of unless (i) they are subsequently registered under the Securities Act or (ii) an exemption from such registration is available and an opinion of counsel acceptable to the Corporation that the transfer is not in violation of any federal securities act or state securities law is provided to the Corporation.

g.
All information which he has provided to the Corporation, whether provided by him directly or indirectly, concerning himself, his financial position and his knowledge of financial and business matters is correct and complete as of the date of this Agreement. He will notify the Corporation immediately if, prior to the date of this Agreement, there is any material change in any information provided to the Corporation by him.

h.	He recognizes that no federal or state agency has passed upon the offering of the Units to him or to any other person or made any finding or determination regarding the fairness of such offering.

i.	He understands that neither the Corporation nor any associates or affiliates thereof are guaranteeing the success of or any return from the Corporation.

j.
He recognizes that there is no current market for the Units, the Shares or the Warrant Shares; that there can be no assurances that such a market will exist any time in the future and accordingly he may not be able to sell or dispose of any of the Units, the Shares or the Warrant Shares even if he had held them for a number of years; that his right to transfer the Shares or Warrant Shares will be restricted by federal and state securities laws and a legend to this effect will be placed on the certificates representing the Shares and Warrant Shares if they are issued prior to being registered; that such laws impose strict limitations upon such transfer; and although the Corporation is undertaking to file a registration statement as set out herein there is no guarantee that said registration statement will become effective and the Corporation, other than its undertaking, is under no obligation in connection with the subsequent transfer thereof by him or to aid him in obtaining an exemption from such registration.

k.
If the subscriber is not a U.S. person and the Shares or Warrant Shares are being offered outside the United States, the following representations and warranties of the Subscriber, among other things, pertain to U.S. securities laws and the sale or transfer in the United States of the Shares or Warrant Shares. The Subscriber represents and warrants to the Corporation as follows:

The Subscriber understands that prior to the registration of the Shares or Warrant Shares in the U.S., such securities may not be offered or sold, directly or indirectly, in the United States to or, or for the account or benefit of, a “U.S. Person” (as defined in Rule 902 of Regulation S promulgated under the Securities Act), which definition includes, but is not limited to: (1) any natural person resident in the United States, (2) any partnership or corporation organized under the laws of the United States, (3) any estate or trust of which the executor or administrator or trustee, respectively, is a U.S. person, (4) any discretionary or non-discretionary account held by a dealer or fiduciary for the benefit or account of a U.S. person and any partnership or company organized or incorporated under the laws of a foreign jurisdiction by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act (a “U.S. Person”) until registered under the Securities Act and the securities laws of all applicable states or unless an exemption from such registration requirements is available. The Subscriber agrees not to engage in any hedging transaction involving of the Shares or Warrant Shares.

The Subscriber understands that the Corporation may implement procedures to ensure that the Shares or Warrant Shares may not be delivered within the United States other than in offerings deemed to meet the definition of an “offshore transaction” pursuant to Rule 902(h) of Regulation S promulgated under the Securities Act or an exemption from registration under the Securities Act is available.

If the Shares or Warrant Shares are certificated prior to registration and the shareholder is a non-U.S. person, a restrictive legend in substantially the following form shall be placed on each such certificate evidencing any of the Shares and Warrant Shares:

The shares represented by this Certificate have not been registered under the United States Securities Act of 1933, as amended (the “Securities Act”) or under any applicable state securities laws (the “State Laws”). The shares have been acquired for investment purposes and may not be sold, transferred, pledged or otherwise disposed of except in compliance with the registration requirements of the Securities Act and applicable State Laws, or pursuant to applicable exemptions from such registration requirements which may include sale through a Designated Offshore Securities Market. Further, unless the shares represented by this Certificate have been registered under the Securities Act, the sale, transfer, pledge or other disposition of these shares in the United States is prohibited except in accordance with the provisions of Regulation S (Rule 901 through 905 and the Preliminary Notes) promulgated under the Securities Act.

Any transfer of the Shares or Warrant Shares on the books and records of the Corporation will only be affected in accordance with such legend.

l.
If the Subscriber is a non-U.S. citizen, the Subscriber undertakes and agrees that it will not offer or sell the Shares or Warrant Shares in the United States unless such Shares or Warrant Shares are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and further that it will not resell the Securities in any jurisdiction, except in accordance with the provisions of applicable securities legislation, regulations, rules, policies and orders and stock exchange rules.

4.
Registration Corporation undertakes to include the Shares and Warrant Shares issued to the Subscriber in a re-sale registration statement on Form SB-2 to be filed under the provisions of the Securities and Exchange Act of 1933 as amended. These Shares may not be transferred prior to (a) such registration statement being made effective by the SEC or (b) the consent of the board of directors of the Corporation if an exemption from registration under the Act and any applicable State regulation is available.

5.
Lock Up Agreement Once registered the Shares will be subject to a Lock Up Agreement providing that one third of the Shares may be re-sold when the registration statement becomes effective, one third may be re-sold 90 days from the date of effectiveness, and one third may be re-sold 180 days from the date of effectiveness. Each subscriber will be issued three certificates for the Shares subscribed for and two of those certificates will be legended to reflect the forgoing restrictions on re-sale. The Warrant Shares will be free trading when issued.

6.	Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflict of laws.

7.
Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the Corporation and the Subscriber and their successors, heirs, executors, administrators, legal representatives and assigns.

8.	Assignments. This Agreement may not be assigned by any of the parties hereto.

9.	Entire Agreement. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes any prior understandings, oral or written.

10.
Notices. Any notice required to be given in connection with this Agreement will be in writing and delivered personally, by registered or certified mail (return receipt requested), or sent by facsimile transmission with a confirmation sent by way of one of the above methods, addressed to the recipient at the address set forth below:

a.	If to the Subscriber, to the address set forth on the signature page hereto.

b.	If to the Corporation, addressed to:

Pacific Copper Corp.
1226 White Oaks Blvd., Suite 10A
Oakville, ON L6H 2B9

11.
Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing facsimile signature of a party shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

SUBSCRIPTION AGREEMENT SIGNATURE PAGE

Number of Units subscribed for: ___________

Total Amount Paid: $_____________

(Signature of subscriber)

(Printed name of subscriber)

Address

Address

Email Address

Phone Numbers

Subscription for _____________ Units accepted as of ______________, 2007.

Pacific Copper Corp.

By:

PLEASE COMPLETE SCHEDULE A

SCHEDULE “A”

Accredited Investor - (defined in NI 45-106) means:

☐	(a)
an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000;

☐	(b)
an individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

☐	(c)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000;

☐	(d)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements;

☐	(e)
a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

☐	(f)	a Canadian financial institution, or a Schedule III bank;

☐	(g)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

☐	(h)
a subsidiary of any person referred to in paragraphs (f) or (g), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

☐	(i)
a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

☐	(j)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (i);

☐	(k)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada;

☐	(l)
a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’ le de Montréal or an intermunicipal management board in Québec;

☐	(m)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

☐	(n)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

☐	(o)	an investment fund that distributes or has distributed its securities only to

(i) a person that is or was an accredited investor at the time of the distribution;

(ii) a person that acquires or acquired securities in the circumstances referred to in Sections 2.10 [Minimum amount investment], and 2.19 [Additional investment in investment funds] of NI 45-106; OR

(iii) a person described in paragraph (i) or (ii) that acquires or acquired securities under Section 2.18 [Investment fund reinvestment] of NI 45-106;

☐	(p)
an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt;

☐	(q)
a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

☐	(r)	a person acting on behalf of a fully managed account managed by that person, if that person

(i) is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction; and

(ii) in Ontario, is purchasing a security that is not a security of an investment fund;

(s)
a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

	(t)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (f) to (i) or paragraph (n) in form and function;

	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; OR

	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as

(i) an accredited investor; or

(ii) an exempt purchaser in Alberta or British Columbia after NI 45-106 comes into force.

For the purposes hereof:

(a) “Canadian financial institution” means

(i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of the Cooperative Credit Associations Act (Canada), or

(ii) a bank, loan corporation, trust company , trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(b) “control person” has the meaning ascribed to that term in securities legislation except Ontario where “control person” means any person that holds or is one of a combination of persons that hold

(i) a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer, or

(ii) more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of that issuer;

(c) “eligibility adviser” means a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed;

(d) “executive officer” means, for an issuer, an individual who is

(i) a chair, vice-chair or president,

(ii) a vice-president in charge of a principal business unit, division or function including sales, finance or production,

(iii) an officer of the issuer or any of its subsidiaries and who performs a policy-making function in respect of the issuer, or

(iv) performing a policy-making function in respect of the issuer;

(e) “financial assets” means (i) cash, (ii) securities or (iii) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(f) “founder” means, in respect of an issuer, a person who,

(i) acting alone, in conjunction or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

(ii) at the time of the trade is actively involved in the business of the issuer;

(g) “fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client's express consent to a transaction;

(h) “investment fund” has the meaning ascribed thereto in National Instrument 81-106 - Investment Fund Continuous Disclosure;

(i) “person” includes

(i) an individual,

(ii) a corporation,

(iii) a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(iv) an individual or other person in that person's capacity as a trustee, executor, administrator or personal or other legal representative;

(j) “related liabilities” means

(i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(ii) liabilities that are secured by financial assets.

(k) “spouse” means, an individual who,

(i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

(ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(iii) in Alberta, is an individual referred to in paragraph (i) or (ii) immediately above or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(l) “subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary;

(i) Affiliated Entities and Control

1. An issuer is considered to be an affiliate of another issuer if one of them is a subsidiary of the other, or if each of them is controlled by the same person.

2. A person (first person) is considered to control another person (second person) if

(a) the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless the first person holds the voting securities only to secure an obligation,

(b) the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests in the partnership, or

(c) the second person is a limited partnership and the general partner of the limited partnership is the first person.

All monetary references are in Canadian Dollars

REPRESENTATION LETTER

(FOR FAMILY, FRIENDS AND BUSINESS ASSOCIATES)

TO: Pacific Copper Corp. (the “Corporation”)

In connection with the purchase of Units of the Corporation (“Units”) by the undersigned subscriber, or if applicable, the principal on whose behalf the undersigned purchased as agent (the “Subscriber” for the purposes of this letter), the Subscriber hereby represents, warrants, covenants and ratifies to the Corporation that:

1.		The Subscriber is resident in or is subject to the laws of _________________;

2.		The Subscriber is purchasing the Units as principal for its own account;

3.		It is (please initial):

___	(a)	a founder, director, executive officer or control person of the Corporation, or of an affiliate of the Corporation; or

___	(b)	a spouse, parent, grandparent, brother, sister or child of a founder, director, executive officer or control person of the Corporation, or of an affiliate of the Corporation; or

___	(c)	a parent, grandparent, brother, sister or child of the spouse of a director, senior officer or control person of the Corporation or of an affiliate of the Corporation; or

___	(d)	a close personal friend of a founder, director, executive officer or control person of the Corporation, or of an affiliate of the Corporation, the details of whose relationship is as follows; or

Length of Relationship

Details of Relationship

___	(e)	a close business associate of a founder, director, executive officer or control person of the Corporation, or of an affiliate of the Corporation, the details of whose relationship is as follows; or

Length of Relationship

Prior Business Dealings

Details of Relationship

___	(f)
a person or company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies described in paragraphs (a) to (e) (and in the case of paragraphs (d) or (e), the following information is provided):

Length of Relationship

Prior Business Dealings (if applicable)

Details of Relationship

___	(g)
a trust or estate of which all of the beneficiaries or a majority of the trustees are persons or companies described in paragraphs (a) to (e) (and in the case of paragraphs (d) or (e), the following information is provided):

Length of Relationship

Prior Business Dealings (if applicable)

Details of Relationship

4.		The Subscriber represents and warrants that it is not resident in Saskatchewan.

5.		Upon execution of this letter by the Subscriber, this letter shall be incorporated into and form a part of the Subscription Agreement.

Dated: _______________________, 2007.

Print name of Subscriber

Phone Number (required)

Email (required)

By:
Signature

Print name of Signatory (if different from Subscriber)

Title